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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2004

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
PowerPoint Slides
Press Release

Item 9. Regulation FD Disclosure.

     LodgeNet Entertainment Corporation today made a presentation at the Bear Stearns Global Credit Conference regarding its operations and business. The PowerPoint slide presentation used during LodgeNet’s presentation at the Bear Stearns Global Credit Conference is furnished as Exhibit 99.1

     LodgeNet also issued a press release today, a copy of which is attached as Exhibit 99.2. The press release contains information announced during LodgeNet’s presentation at the Bear Stearns Global Credit Conference, including (i) that LodgeNet will offer on-demand access to select Disney Channel programming as part of the services it provides to the United States hospitality industry and (ii) updated guidance for the second quarter and full-year of 2004.

     The information in this Item 9 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date:	May 19, 2004	By	/s/ Scott C. Petersen

Scott C. Petersen
		Its	President and Chief Executive Officer

EXHIBIT INDEX

99.1	PowerPoint Slides (furnished)

99.2	Press Release (furnished)